UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.  )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Crown Castle Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Leading Independent Proxy Advisory Firm ISS Recommends Shareholders Vote “FOR” All of Crown Castle’s Director Nominees

Crown Castle Urges Shareholders to Vote “FOR” ONLY Crown Castle’s 12 Highly Qualified Nominees on the WHITE Proxy Card or Voting Instruction Form Today

HOUSTON, May 13, 2024 (GLOBE NEWSWIRE) – Crown Castle Inc. (NYSE: CCI) (“Crown Castle” or the “Company”) today announced that Institutional Shareholder Services (ISS), a leading independent proxy advisory firm, has recommended that shareholders vote on the WHITE proxy card or voting instruction form “FOR” ONLY all 12 of Crown Castle’s highly qualified director nominees in connection with the Company’s upcoming 2024 Annual Meeting of Shareholders (the “2024 Annual Meeting”) scheduled for May 22, 2024.

Crown Castle’s definitive proxy statement and other materials regarding the Board of Directors’ recommendations for the 2024 Annual Meeting can be found at www.VoteCrownCastle.com.

In reaching its conclusion, ISS noted in its report:

•	“As there is no case for incremental change at this juncture following the recent turnover at the board, the hiring of the permanent CEO, and the formation of the fiber review committee, shareholders are recommended to vote FOR all management nominees.”
•	“As it relates to operational improvements, the company appears well-positioned to evaluate and execute its strategy under the leadership of the newly hired CEO and supervision of the reconstituted board.”
•	“The dissident has positioned this campaign as an offer to assist with changes that are already being implemented, such as the sale of the fiber business and operational improvements to the tower business. However, although 25 parties have signed NDAs to review the analysis of a potential sale prepared by Boots Capital, none of those parties appear to have reached out to CCI to express an interest.”
•	“Additionally, some of the litigation initiated by the dissident does not appear to signal a desire to help. The lawsuit to keep the new CEO off the board, in particular (to prevent the company from diluting the dissident's four-candidate slate), does not appear constructive, especially since the dissident has stated that it would settle for two board seats.”

Crown Castle issued the following statement:

We are pleased that ISS supports our highly qualified Board nominees and recognizes the strategic actions our Board is taking to create a stronger and more valuable company. We are confident our Board has the right skills and expertise, alongside our new CEO Steven Moskowitz, to advance the strategic and operating review of our fiber and small cell business and other strategic initiatives to unlock value for shareholders.

Crown Castle reminds shareholders that each vote is extremely important. The Crown Castle Board of Directors is committed to acting in the best interests of shareholders and unanimously recommends that shareholders vote the WHITE proxy card or voting instruction form “FOR” ONLY Crown Castle’s 12 highly qualified directors standing for election at the 2024 Annual Meeting.

Crown Castle shareholders who have any questions or require any assistance with voting their shares should contact Crown Castle’s proxy solicitor:

INNISFREE M&A INCORPORATED
at
(877) 717-3904 (toll-free from the United States and Canada)
or
+1 (412) 232-3651 (from other locations).

Advisors

Morgan Stanley is serving as financial advisor, and Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal counsel, to the Company.

About Crown Castle

Crown Castle owns, operates and leases more than 40,000 cell towers and approximately 90,000 route miles of fiber supporting small cells and fiber solutions across every major U.S. market. This nationwide portfolio of communications infrastructure connects cities and communities to essential data, technology and wireless service – bringing information, ideas and innovations to the people and businesses that need them. For more information on Crown Castle, please visit www.crowncastle.com.

CAUTIONARY LANGUAGE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Statements that are not historical facts are hereby identified as forward-looking statements. In addition, words such as “estimate,” “anticipate,” “project,” “plan,” “intend,” “believe,” “expect,” “likely,” “predicted,” “positioned,” “continue,” “target,” “seek,” “focus” and any variations of these words and similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements include (1) statements and expectations regarding the process and outcomes of Company’s Fiber Review Committee, including that it will help enhance and unlock shareholder value, (2) that the actions set forth in this press release best position the Company for long term success, including our Board’s regular evaluation of all paths to enhance shareholder value, (3) that the Company will benefit from the experience and insights of the directors and the new CEO, and (4) that the Company will identify the best path forward to capitalize on significant opportunities for growth in our industry. Such forward-looking statements should, therefore, be considered in light of various risks, uncertainties and assumptions, including prevailing market conditions, risk factors described in “Item 1A. Risk Factors” of the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. Unless legally required, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Our filings with the SEC are available through the SEC website at www.sec.gov or through our investor relations website at investor.crowncastle.com. We use our investor relations website to disclose information about us that may be deemed to be material. We encourage investors, the media and others interested in us to visit our investor relations website from time to time to review up-to-date information or to sign up for e-mail alerts to be notified when new or updated information is posted on the site.

Important Shareholder Information

The Company filed a definitive proxy statement and a WHITE proxy card on April 11, 2024, as well as a proxy supplement and revised WHITE proxy card on April 22, 2024, with the SEC in connection with its solicitation of proxies for its 2024 Annual Meeting. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND THE PROXY SUPPLEMENT, THE ACCOMPANYING REVISED WHITE PROXY CARD, AND ANY AMENDMENTS AND SUPPLEMENTS TO THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, AS THEY CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the proxy statement and the proxy supplement, any amendments or supplements to these documents and other documents, as and when they become available, without charge from the SEC’s website at www.sec.gov.

Participant Information

The Company, its directors, director nominees, certain of its officers, and other employees are or will be “participants” (as defined in Section 14(a) of the U.S. Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with the matters to be considered at the 2024 Annual Meeting. The identity, their direct or indirect interests (by security holdings or otherwise), and other information relating to the participants is available in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 11, 2024, in the section entitled “Beneficial Ownership of Common Stock” (on page 90) and Appendix C (on page C-1). To the extent the holdings by the “participants” in the solicitation reported in the Company’s definitive proxy statement have changed, such changes have been or will be reflected on “Statements of Change in Ownership” on Forms 3, 4 or 5 filed with the SEC (where applicable). All these documents are or will be available free of charge at the SEC’s website at www.sec.gov.

CONTACTS:

Dan Schlanger, CFO
Kris Hinson, VP & Treasurer
Crown Castle Inc.
713-570-3050

MEDIA:

Andy Brimmer / Adam Pollack
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449